CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the report of LFG International, Inc. (the "Company"), on Form 10-QSB for the quarter ending September 30, 2005, as filed with the Securities and Exchange Commission (the "Report"), I, Lyle Durham, Chief Financial Officer of the Company, certify, pursuant to Sect 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sect 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Lyle Durham

Lyle Durham, Chief Financial Officer and

Chief Executive Officer

Dated: December 20, 2005